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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        Date of Report: November 4, 2003
                        (Date of earliest event report):


                        ADVANTAGE MARKETING SYSTEMS, INC.
             (Exact Name of Registrant as Specified in its Charter)


        OKLAHOMA                   001-13343                    73-1323256
      (State or Other           (Commission File              (IRS Employer
      Jurisdiction of               Number)                   Identification
      Incorporation or                                            Number)
       Organization)

           2601 N.W. Expressway, Suite 1210W, Oklahoma City, OK 73112
               (Address of Principal Executive Offices) (Zip Code)


       Registrant's telephone number, including area code: (405) 842-0131



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Item 7. Financial Statements and Exhibits

   (a)   Exhibits

99.1 Press Release dated November 4, 2003

Item 12. Results of Operations and Financial Condition

     On November 4, 2003, Advantage Marketing Systems, Inc. (the "Company") issued a press release announcing its financial results for the three months and nine months ended September 30, 2003. A copy of the release is included as an exhibit to this report.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                    ADVANTAGE MARKETING SYSTEMS, INC.

                                    REGGIE COOK
                                    ----------------------------------
                                    By:  Reggie Cook
                                    Chief Financial Officer
Date: November 4, 2003



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                                  EXHIBIT INDEX



Exhibit
No.                        Description                                  Method of Filing
-------                    -----------                                  ----------------

99.1                       Press release dated November 4, 2003         Filed herewith
                                                                        electronically